                                                                  Exhibit 4.1


[CERTIFICATE OMITTED: THE FACE OF THE CERTIFICATE HAS A COLORED BORDER DESIGN APPROXIMATELY ONE-HALF INCH IN WIDTH. THE CERTIFICATE NUMBER AND THE NUMBER OF SHARES ALSO HAVE A BORDER DESIGN]

                             TEMPORARY CERTIFICATE:
                      EXCHANGEABLE FOR DEFINITIVE ENGRAVED
                    CERTIFICATE WHEN AVAILABLE FOR DELIVERY

                            Lucent Technologies Inc.

                COMMON STOCK                           THIS CERTIFICATE IS TRANSFERABLE
         INCORPORATED UNDER LAWS OF                             IN NEW YORK, NY
            THE STATE OF DELAWARE                              CUSIP 549463 10 7
                                                   SEE REVERSE SIDE FOR CERTAIN DEFINITIONS

This certifies that

is the owner of
         FULLY PAID AND NON-ASSESSABLE COMMON SHARES, $.01 PAR VALUE OF
                            Lucent Technologies Inc.
transferable on the records of the corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by a Transfer Agent and registered by a Registrar.
     WITNESS the seal of said corporation and the signatures of its duly authorized officers.

DATED:
              Countersigned and Registered:

              FIRST CHICAGO TRUST COMPANY OF NEW YORK

LUCENT TECHNOLOGIES INC.        TRANSFER AGENT        TREASURER     CHAIRMAN OF THE BOARD
        CORPORATE                AND REGISTRAR
        SEAL 1995               BY /s/ JOSEPH L
        DELAWARE             AUTHORIZED SIGNATURE

                            LUCENT TECHNOLOGIES INC.

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE TRANSFER AGENT.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                       UNIF GIFT MIN ACT - ............ Custodian ............
                                                                           (Cust)                    (Minor)
TEN ENT - as tenants by the entireties                                         under Uniform gifts to Minors
JT TEN  - as joint tenants with right                                           Act ........................
              of survivorship and not                                                                (State)
              as tenants in common

    Additional abbreviations may also be used though not in the above list.

For value received,                        hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR
             OTHER
    IDENTIFICATION NUMBER OF
            ASSIGNEE

 ................................................................................
    PLEASE PRINT OR TYPEWRITE NAND AND ADDRESS,INCLUDING POSTAL ZIP CODE, OR
                                    ASSIGNEE

 ................................................................................

 ................................................................................

 ......................................................................... Shares

of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint ............

 ....................................................................... Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated: ..................................  ....................................

                                  By
                                  ----------------------------------------------
                                     THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                                     ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                     STOCK BROKERS, SAVINGS AND LOAN
                                     ASSOCIATIONS AND CREDIT UNIONS WITH
                                     MEMBERSHIP IN AN APPROVED SIGNATURE
                                     GUARANTEE MEDALLION PROGRAM) PURSUANT TO
                                     S.E.C. RULE 17Ad-15.

     This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Rights Agreement between Lucent Technologies Inc. and First Chicago Trust Company of New York, dated as of April 4, 1996 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Lucent Technologies Inc. Under certain circumstances as set forth in the Rights Agreements, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Lucent Technologies Inc. will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement. Rights issued to any Person who becomes an Acquiring Person (as defined in the Rights Agreement) may become null void.